ANNUAL REPORT

Maxus Income Fund

December 31, 1999

Dear Shareholders:

For all of 1999 the Maxus family of mutual funds continued their exceptional performance relative to the appropriate market indices. In one of the most difficult years ever for both value and income managers, the Maxus Funds demonstrated that hard work, perseverance and the right mix of opportunities pays off.

Leading our effort in absolute performance was the Maxus Laureate Fund with a 50.66% percentage gain. Especially unique features of this Fund include a market timing component intended not only to enhance investment portfolio returns, but to partially protect these profits during significant market declines. The major focus of the Maxus Laureate Fund is to invest in those areas of the international marketplace defined by significant money inflows. In 1999, the major themes included domestic technology and the Japanese economy.

The Maxus Aggressive Value Fund posted a return of 21.27% for all of 1999, far eclipsing competing funds with similar objectives. The focus of this Fund is value companies in the micro-cap marketplace, i.e. small companies with solid balance sheets and marketing opportunities for their products and services. I believe the next three to five years will demonstrate that today’s prices represent exceptional bargains.

The Maxus Equity Fund produced a 12.98% return for 1999, far ahead of the 5.94% return of the Lipper Multi-Cap Value Index, an index of mutual funds with similar objectives. In keeping with the Maxus value style, the Maxus Equity Fund seeks out investments in companies whose underlying business value far exceeds its current market value. The operative rule of thumb is based upon what we believe an acquirer would be willing to pay, in cash, for the entire company.

In the worst year ever in the bond market, the Maxus Income Fund managed to outperform most of its competition with a total return, albeit a negative one, of -5.73%. More importantly, however, the Fund repositioned its portfolio to take advantage of overly depressed prices in hybrid debt securities and lock in higher rates of return. The strategy is paying off through an increased dividend for 2000 and exceptional performance relative to the Ryan Index of Government bonds.

The Maxus Ohio Heartland Fund had a negative total return of -11.03%, reflecting the difficult marketplace for not only so called old economy companies headquartered in Ohio, but for the value style in general. In what seems to me to be an ironic twist on this concept, the very existence of the technologically based new internet economy, is to produce greater productivity and increased standards of living so that people can buy more of the old economy products like cars, stereos and vacation homes.

In fact, what drives the business models of the new economy is mostly perception. The internet will definitely change the way business and commerce are conducted, and the end result will benefit consumers and the economy for years to come. But in an environment intended to essentially "commoditize" the products and services it offers, most publicly traded dot.coms have very little chance of ever making money, and virtually no chance at all of surviving.

The Microsofts, Ciscos and dells have a much better shelf life since they extract the price of admission to the internet. Essentially, the only expenditures needed to access the new economy (computers, software and infrastructure) are provided by these giants of the 21st century. The major issue with which investors must grapple in the months ahead is what price to pay for 15% to 20 % annual growth. No businessman I know would pay $10 million to buy an entire company earning $100,000 (1%) with the prospect (not even the assurance) or earning $200,000 (2%) five years hence. Yet many have no problem owning the shares public companies with these multiples and growth prospects and discarding others producing 25% to 35% free cash annually.

Much has changed. No longer can we depend on the old way of doing things, except perhaps in the way money is ultimately made. Playing the market and knowing when to get out might prove for some to be the way to wealth (I must admit I have at times engaged in this endeavor). But the only sure way of getting there , to paraphrase Warren Buffet, is investing in growing companies with good management at a "fair price."

Sincerely,

Richard Barone

Maxus Income Fund
	Schedule of Investments
		December 31, 1999
Shares/Principal Amount		Market Value	% of Assets
Closed End Bond Funds
39,000	1838 Bond Debenture	631,312
210,000	ACM Government Spectrum	1,141,875
200,000	Blackrock Income	1,137,500
100,000	Blackrock North American Government	912,500
28,000	CIM High Yield	145,250
20,000	Cigna Investments Income Fund	283,750
100,000	Debt Strategies	606,250
165,000	Debt Strategies II	1,155,000
47,100	Dresdner RCM Global Income	273,769
68,200	Dreyfus Strategic Governments	532,812
85,000	First Commonwealth	780,937
50,000	Fortis Securities	343,750
12,800	John Hancock Investment Trust	212,000
5,000	John Hancock Patriot Global	47,812
10,000	John Hancock Patriot Preferred	98,750
100,000	Kemper Multi Market	787,500
273,500	MFS Government Markets	1,555,531
150,000	MFS Intermediate	909,375
44,600	Montgomery Str Income	691,300
50,000	Pacific American Income	593,750
65,000	Pioneer Interest	666,250
135,000	Strategic Global	1,350,000
50,000	Templeton Global Governments	287,500
100,000	Templeton Global Income	587,500
8,900	Van Kampen Bond	139,619
		15,871,592	59.76%
Corporate Bond Equivalents
10,000	American General 8.45% MIPs	226,250
10,000	American Re 8.5% QUIPs	240,000
15,000	BF Goodrich 8.3% QUIPs	327,188
10,000	EIX Trust 7.875%	215,625
12,000	NWPS Capital Financing 8.125%	267,000
23,500	Pacificorp 8.55% QUIDs	543,438
5,000	Royal Bank of Scotland 8.00% ADR	102,500
10,000	Seagram 8% QUIDs	213,750
14,800	Southern Company 7.75% QUIPs	322,825
30,000	Texaco Cap Adj Rate MIPs	525,000
10,000	Torchmark 9.18% MIPs	241,250
10,000	Travelers P&C Cap 8.08%	226,250
		3,451,076	12.99%
Preferred Shares
3,000	Associated Estates $2.44	45,000
6,000	Crown American$5.50	212,250
10,000	Developers Diversified$2.36	197,500
15,000	Gabelli Global Multimedia $1.98	343,125
5,000	New Plan Excel Realty $2.15	96,562
15,000	Public Storage $2.22	315,000
55,000	Royce Value Trust $2.00	1,189,375
30,000	Source Capital $2.40	840,000
		3,238,812	12.19%
Convertible Bonds
223,000	Inco 7.75%, 3-15-16	191,780	0.72%

Convertible Preferred Shares
25,000	Camden Property $2.25	560,938
10,000	Chiquita Brands $2.88	195,000
50,000	Equity Residential $1.81	987,500
55,000	Glenborough Realty $1.94	766,563
24,200	Kimco $2.37	515,763
12,000	Simon Debartolo 6.50	726,000
17,000	USX $3.25	726,750
		4,478,514	16.86%

Cash Equivalents
2,282	Firstar Treasury Fund 4.51%	2,282	0.01%

	Total Investments (Cost - $31,024,902)	27,234,056	102.53%

	Other Assets Less Liabilities	(670,796)	-2.53%

	Net Assets	26,563,260	100.00%

The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Maxus Income Fund	December 31, 1999

Income
Fund
Assets:
Investment Securities at Market Value	27,234,056
(Identified Cost - $31,024,902)
Receivables:
Receivable for investment securities sold	304,910
Dividends and interest receivable	196,853
Total Assets	27,735,819

Liabilities:
Payable to Custodian Bank	849,921
Payable for investment securities purchased	218,345
Payable for shareholder redemptions	4,363
Accrued Expenses	99,930
Total Liabilities	1,172,559
Net Assets	26,563,260

Net Assets Consist Of:
Capital Paid In	31,489,191
Accumulated Undistributed Realized Gain/(Loss) on Investments - Net	(1,135,085)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(3,790,846)
Net Assets	26,563,260

Net Assets:
Investors Shares	24,023,054
Institutional Shares	2,540,206
Total	26,563,260

Shares of capital stock
Investors Shares	2,604,985
Institutional Shares	275,360
Total	2,880,345

Net asset value per share
Investors Shares	$ 9.22
Institutional Shares	$ 9.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations
Maxus Income Fund	December 31, 1999

Income
Fund
Investment Income:
Dividend income	$2,665,774
Interest income	590,369
Total Income	3,256,143
Expenses:
Investment advisory fees (Note 2)	333,569
Distribution fees (Investor shares)	161,560
Distribution fees (Institutional shares)	-
Transfer agent fees/Accounting and Pricing	41,104
Registration and filing fees	18,266
Custodial fees	18,201
Audit	17,100
Legal	14,067
Printing	10,440
Trustee fees	3,800
Miscellaneous	18,876
Total Expenses	636,983

Net Investment Income (Loss)	2,619,160

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(1,147,730)
Distribution of Realized Capital Gains from other Investment Companies	12,645
Unrealized Appreciation (Depreciation) on Investments	(3,217,742)
Net Realized and Unrealized Gain (Loss) on Investments	(4,352,827)

Net Increase (Decrease) in Net Assets from Operations	$(1,733,667)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Maxus Income Fund	December 31, 1999

	Maxus Income Fund
	01/ 01/99 to 12/31/99	01/01/98 to 12/31/98
From Operations:
Net Investment Income	2,619,160	2,616,334
Net Realized Gain (Loss) on Investments	(1,135,085)	705,637
Net Unrealized Appreciation (Depreciation)	(3,217,742)	(1,963,997)
Increase (Decrease) in Net Assets from Operations	(1,733,667)	1,357,974

Distributions to investor shareholders:
Net Investment Income	(2,510,591)	(2,740,775)
Net Realized Gain (Loss) from Security Transactions	-	(1,162,678)

Distributions to institutional shareholders:
Net Investment Income	(123,034)	(11,770)
Net Realized Gain (Loss) from Security Transactions	-	(7,639)
Change in net assets from distributions	(2,633,625)	(3,922,862)

From capital share Investor transactions:
Proceeds from sale of shares	7,652,782	11,569,432
Dividend reinvestment	1,934,465	3,229,218
Cost of shares redeemed	(22,005,568)	(11,218,520)

From capital share Institutional transactions:
Proceeds from sale of shares	3,354,889	431,200
Dividend reinvestment	28,351	9,171
Cost of shares redeemed	(110,118)	-
Change in net assets from capital transactions	(9,145,199)	4,020,501
Change in net assets	(13,512,491)	1,455,613

Net Assets:
Beginning of period	40,075,751	38,620,138
End of period (including accumulated undistributed net	26,563,260	40,075,751
investment income/(loss) of ($148,062) and ($133,597), respectively)

Investor share transactions:
Issued	731,927	1,035,539
Reinvested	183,369	294,969
Redeemed	(2,048,841)	(1,005,874)
Net increase (decrease) in shares	(1,133,545)	324,634
Shares outstanding beginning of period	3,738,530	3,413,896
Shares outstanding end of period	2,604,985	3,738,530

Institutional share transactions:
Issued	340,327	40,000
Reinvested	5,033	118
Redeemed	(110,118)	-
Net increase (decrease) in shares	235,242	40,118
Shares outstanding beginning of period	40,118	-
Shares outstanding end of period	275,360	40,118

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Maxus Income Fund				Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

	01/01/99	01/01/98	01/01/97	01/01/96	01/01/95
	to	to	to	to	to
	12/31/99	12/30/98	12/31/97	12/31/96	12/31/95
Net Asset Value -
Beginning of Period	10.61	11.31	10.78	10.54	9.73
Net Investment Income	0.86	0.72	0.67	0.70	0.72
Net Gains or Losses on Securities
(realized and unrealized)	(1.43)	(0.33)	0.53	0.24	0.81
Total from Investment Operations	(0.57)	0.39	1.20	0.94	1.53
Distributions
Net investment income	(0.82)	(0.72)	(0.67)	(0.70)	(0.72)
Capital gains	-	(0.37)	-	-	-
Return of capital	-	-	-	-	-
Total Distributions	(0.82)	(1.09)	(0.67)	(0.70)	(0.72)
Net Asset Value -
End of Period	$ 9.22	$ 10.61	$ 11.31	$ 10.78	$ 10.54

Total Return	5.49%	3.49%	11.47%	9.20%	16.15%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	24,023	39,650	38,620	35,728	37,387
Ratio of expenses to average net assets	1.91%	1.87%	1.91%	1.92%	1.90%
Ratio of net income to average net assets	7.87%	6.52%	6.08%	6.50%	7.01%
Portfolio turnover rate	51%	59%	70%	78%	121%

				Institutional Shares

	01/01/99	2/1/98**
	to	to
	12/31/99	12/31/98
Net Asset Value -
Beginning of Period	10.62	11.31
Net Investment Income	0.87	0.33
Net Gains or Losses on Securities
(realized and unrealized)	(1.43)	(0.50)
Total from Investment Operations	(0.56)	(0.17)
Distributions
Net investment income	(0.83)	(0.33)
Capital gains	-	(0.19)
Return of capital	-	-
Total Distributions	(0.83)	(0.52)
Net Asset Value -
End of Period	$ 9.23	$ 10.62

Total Return	5.72%	3.54%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	2,540	426
Ratio of expenses to average net assets	1.41%	1.37%*
Ratio of net income to average net assets	8.37%	7.02%*
Portfolio turnover rate	51%	59%*

*annualized
**commencement of operations

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
MAXUS INCOME FUND
DECEMBER 31, 1999

1.) Significant Accounting Policies

The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated October 31, 1984. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities. Significant accounting policies of the Fund are presented below:

Security Valuation

The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

SECURITY TRANSACTION TIMING

Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income Taxes

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. The Fund has net loss carryforwards totaling $1,135,085 that expires in 2007.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

2.) Investment Advisory Agreement

The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management, Inc., a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000. The Investment Advisor agrees to reimburse its fee to the Fund in the amount by which the Fund expenses exceed 2% of average annual net assets.

3.) Related Party Transactions

Resource Management, Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $333,569 in investment advisory fees during the fiscal year ending December 31, 1999. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Fund’s shares. The Fund has entered into a distribution agreement pursuant to which the Fund pays Maxus Securitises a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was reimbursed $161,560 for distribution expenses. Resource Management, Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services performs fund accounting and transfer agency services for the Fund. Mutual Shareholder Services received fees totaling $41,104 for services rendered to the Fund for the fiscal year ending December 31, 1999. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $138,625 for the fiscal year ending December 31, 1999.

At December 31, 1999, Maxus Securities Corp owned 90,000 shares in the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

4.) Capital Stock and Distribution

At December 31, 1999 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $31,489,191.

Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.) Purchases and Sales of Securities

During the fiscal year ending December 31, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $16,619,126 and $18,504,137 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $4,491,159 respectively.

6.) Security Tranactions

For Federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost.

At December 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
29,848	(3,820,694)	(3,790,846)

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
Maxus Income Fund:

We have audited the accompanying statement of assets and liabilities of Maxus Income Fund, including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1999, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maxus Income Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 20, 2000

Investment Adviser
Maxus Asset Management, Inc.
1301 East Ninth Street
Cleveland, OH 44114

Transfer Agent
Mutual Shareholder Services, LLC.
1301 E. 9th St., Suite 1005
Cleveland, OH 44114

Custodian
Firstar Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Legal Counsel
Benesch, Friedlander, Coplan & Aronoff
2300 BP America Building
200 Public Square
Cleveland, OH 44114

Auditors
McCurdy & Associates, CPA’s, Inc.
27955 Clemens Road
Westlake, OH 44145

Board of Trustees
Denis J Amato
Richard A Barone
Kent W Clapp
Steven M Kasarnich
Joseph H Smith
Burton D Morgan
Michael A Rossi